UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 24, 2014

COLUMBIA SPORTSWEAR COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14375 Northwest Science Park Drive

Portland, Oregon 97229

(Address of principal executive offices) (Zip code)

(503) 985-4000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 24, 2014, Columbia Sportswear Company (the “Company”) issued a press release reporting its second quarter 2014 financial results and updated outlook for 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary by Thomas B. Cusick, Senior Vice President of Finance and Chief Financial Officer of Columbia Sportswear Company, for the second quarter of 2014 and forward-looking statements relating to the outlook for 2014, as posted on the Company’s investor website, http://investor.columbia.com, on July 24, 2014. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 7.01 REGULATION FD DISCLOSURE

In its July 24, 2014 press release, the Company also announced that its board of directors approved a cash dividend of $0.28 per share of common stock to be paid on August 28, 2014 to its shareholders of record on August 14, 2014.

ITEM 8.01 OTHER EVENTS

The Company further announced in its July 24, 2014 press release that its board of directors declared a 2-for-1 stock split, to be effected in the form of a share dividend, on the Company’s issued and outstanding common stock. As a result of the stock split, shareholders of record as of the close of business on September 8, 2014 will receive one additional share of common stock for every share of common stock held. The share dividend will be payable on September 26, 2014.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release, dated July 24, 2014 (furnished pursuant to Items 2.02 and 7.01 hereof).

99.2	Commentary by Thomas B. Cusick, Senior Vice President of Finance and Chief Financial Officer of Columbia Sportswear Company dated July 24, 2014 (furnished pursuant to Items 2.02 and 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: July 24, 2014
	By:	/s/ THOMAS B. CUSICK
Thomas B. Cusick
Senior Vice President of Finance, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated July 24, 2014 (furnished pursuant to Items 2.02 and 7.01 hereof).

99.2	Commentary by Thomas B. Cusick, Senior Vice President of Finance and Chief Financial Officer of Columbia Sportswear Company dated July 24, 2014 (furnished pursuant to Items 2.02 and 7.01 hereof.